UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 31, 2006
Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)
2381 Rosecrans Avenue
El Segundo, CA 90245
(Address of principal executive offices) (Zip Code)
(310) 536-0908
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1

Item 8.01. Other Events.
On August 31, 2006 Peerless Systems Corporation (“Peerless”) issued a press release announcing that Howard J. Nellor, President and Chief Executive Officer of Peerless will assume the previously vacant position of chairman of Peerless’ Board of Directors (the “Board”), and will continue to serve as President and CEO until the company completes its selection process to fill the President and CEO positions. In his role of chairman, Mr. Nellor will continue to play an active role in the direction and strategy of Peerless going forward.
As part of an orderly succession plan, the Board has retained an executive search firm to assist the Board in locating a qualified candidate to serve as Peerless’ new President and CEO.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is being furnished herewith:
     99.1     Press release dated August 31, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION
Date: August 31, 2006	By:	/s/ John V. Rigali
		Name:	John V. Rigali
		Title:	Chief Financial Officer and Vice President of Finance

     2